Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended September 30, 2020

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$21,216
Unrealized Gain (Loss) on Market Value of Futures	(3,425,623)
Dividend Income	2,775
Interest Income	185
ETF Transaction Fees	350
Total Income (Loss)	$(3,401,097)

Expenses
Management Fees	$72,334
Professional Fees	13,525
Brokerage Commissions	5,609
Directors' Fees and insurance	2,335
Total Expenses	$93,803
Net Income (Loss)	$(3,494,900)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 9/1/20	$113,563,342
Withdrawals (100,000 Shares)	(3,040,322)
Net Income (Loss)	(3,494,900)

Net Asset Value End of Month	$107,028,120
Net Asset Value Per Share (3,600,000 Shares)	$29.73

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2020 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended September 30, 2020

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$184,787
Unrealized Gain (Loss) on Market Value of Futures	(445,700)
Dividend Income	791
Interest Income	19
ETF Transaction Fees	350
Total Income (Loss)	$(259,753)

Expenses
Management Fees	$15,925
Professional Fees	8,049
Brokerage Commissions	95
Directors' Fees and insurance	223
Total Expenses	24,292
Expense Waiver	(4,693)
Net Expenses	$19,599
Net Income (Loss)	$(279,352)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 9/1/20	$31,282,514
Withdrawals (150,000 Shares)	(2,851,680)
Net Income (Loss)	(279,352)

Net Asset Value End of Month	$28,151,482
Net Asset Value Per Share (1,500,000 Shares)	$18.77

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2020 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended September 30, 2020

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$206,003
Unrealized Gain (Loss) on Market Value of Futures	(3,871,323)
Dividend Income	3,566
Interest Income	204
ETF Transaction Fees	700
Total Income (Loss)	$(3,660,850)

Expenses
Management Fees	$88,259
Professional Fees	21,574
Brokerage Commissions	5,704
Directors' Fees and insurance	2,558
Total Expenses	118,095
Expense Waiver	(4,693)
Net Expenses	$113,402
Net Income (Loss)	$(3,774,252)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 9/1/20	$144,845,856
Withdrawals (250,000 Shares)	(5,892,002)
Net Income (Loss)	(3,774,252)

Net Asset Value End of Month	$135,179,602

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2020 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596